                                                                   EXHIBIT 10.13

ORCHID BIOSCIENCES, INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED 406 CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT, AS AMENDED

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

                       Genotyping Collaboration Agreement
--------------------------------------------------------------------------------

      THIS GENOTYPING SERVICE AND COLLABORATION AGREEMENT, dated as of February 12, 2001 (the "Effective Date"), is between ORCHID BIOSCIENCES, INC., a Delaware corporation having a principal place of business at 303 College Road East, Princeton, New Jersey 08543 ("Orchid"), and ASTRAZENECA UK, LIMITED, an English corporation, having its registered office at 15 Stanhope Gate, London, W1K 1LN ("AZ").

      WHEREAS, Orchid develops, manufactures and/or commercializes genetic diversity products, services and technologies to perform automated SNP analysis based on its proprietary primer extension technology; and

      WHEREAS, AZ desires to have Orchid provide it with genotyping services as more fully described in this Agreement;

      NOW THEREFORE, the parties agree as follows:

1. DEFINITIONS.

      For purposes of this Agreement, the following terms have the meanings set forth below:

      1.1. "Access Fee" means the one-time, non-creditable fee in the total amount of [*****] payable by AZ to Orchid pursuant to Section 2.3 and subject to 4.13.

      1.2. "Accuracy Rate" means the achievement of 99% accuracy of genotype calls on those assays that fall within the Genotyping Pass Rate. The one million genotypes

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS
            utilized by Orchid for Formatting purposes are excluded from any calculation of Accuracy Rate.

      1.3. "Affiliate" means any legal entity, directly or indirectly controlling, controlled by or under common control with a party to this Agreement. For purposes of this Agreement, "control" means the direct or indirect ownership of at least fifty percent (50%) of the outstanding voting securities of the legal entity, or the right to receive at least fifty percent (50%) of the profits or earnings of the legal entity, or the right to direct the policy decisions of the legal entity.

      1.4. "Assay Data" and "Formatted SNP Data" means the raw data produced by Orchid's performance of the Genotyping Services, including SNP conversion data and Genotyping results. Assay Data does not include any data derived from the one million genotypes used for Formatting ("Formatted SNP Data"), other than whether the SNP passed or failed. Information pertaining to these one million genotypes will be available upon request from the JSC..

      1.5. "Assay Development" means the Formatting of each individual SNP into a working assay through the custom design and testing of specific oligonucleotides for the interrogation of an individual SNP, including one set of PCR Primers and one SNP-IT Primer for the desired SNP, in conjunction with Genotyping against a known sample set.

      1.6. "AZ SNPs" means up to [*****] and (iii) are submitted by AZ to Orchid pursuant to Section 6 with complete sequence information.

      1.7. "Collaboration" means the Genotyping Studies undertaken by the parties after [*****], as determined by the JSC.

      1.8. "Confidential Information" means all proprietary and confidential information and materials, patentable or otherwise, of a party that is disclosed by or on behalf of such party (the "Disclosing Party") to the other party (the "Receiving Party") including, but not limited to, business, technical and financial information, DNA sequences and proprietary sequence information, SNPS, SNP detection techniques, vectors, cell substances, formulations, techniques, methodology, equipment, data, reports, Know-How, technology, sources of supply, patent

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS
            strategy and business plans, and pharmacogenomic or pharmacogenetic applications, procedures and plans.

      1.9. "DNA Samples" means samples of genomic DNA to be supplied to Orchid by AZ under this Agreement in accordance with the criteria set forth in Schedule A. For all Genotyping Studies [*****], AZ will provide to Orchid up to 1 nanogram of DNA per genotype to be studied. DNA Samples will include control DNA Samples as specified in Schedule A. The provision of all DNA Samples will be at AZ's sole expense.

      1.10. "First Use" means the reporting of data [*****].

      1.11. "Formatting" means the custom design of PCR and SNP-IT Primers and quality control of the Primers for amplification and subsequent SNP-IT functionality.

      1.12. "Genotyping" means the process of identifying both alleles of one or more SNP sites in a sample using SNP-IT.

      1.13. "Genotyping Pass Rate" means the production of Assay Data on at least [*****] of assays that were Successfully Converted. Excluded from the calculation of Genotyping Pass Rate are (1) the one million genotypes utilized by Orchid for Formatting purposes, and (2) those assays that failed as a result of a Non-Assay Failure.

      1.14. "Genotyping Studies" means the services to be performed by Orchid for AZ under this Agreement as shall be more fully described in the JSC's work plans set forth in Schedule B, consisting of (i) Assay Development of each Project SNP, (ii) performance of Genotyping on the DNA Samples to provide AZ with a total of [*****] genotypes during the term of the Agreement, and (iii) compilation and dissemination to AZ of Assay Data with respect to the Project SNPs.

      1.15. "JSC" means the Joint Steering Committee described in Section 3 and established to review [*****] and aid in the development and oversight of the Collaboration.

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      1.16. "Non-Assay Failures" means failure to generate Assay Data as a result of performing Genotyping that is not related to Formatting or is outside the control of Orchid.

      1.17. "OB SNPs" means up to [*****] pursuant to Section 7.

      1.18. "Orchid Database" means Orchid's proprietary database [*****].

      1.19. "Orchid FTE Rate" means full-time employee manpower rate of (i) [*****] per annum for labor associated with Genotyping and [*****] per annum for labor associated with informatics (such as additional data or statistical analysis) that will be applied to work requested by AZ that is outside of the specific scope of this Agreement. All or any component of the Orchid FTE Rate may increase during the term of this Agreement, provided, however, that no Orchid FTE Rate may increase by more than 10% in any 12-month period, and provided further that Orchid will notify AZ in writing of any such increase prior to effectuating such increase.

      1.20. "Orchid Technology" means all patents, patent applications, copyrights, non-patented proprietary information, inventions, developments, techniques, materials, processes, manufactures, compositions of matter or methods of use and trade secrets, whether or not patentable or copyrightable, and other intellectual property owned or licensed by Orchid relating to SNP-IT (including any instruments, platforms, software, consumable SNP assay kits containing Primers and reagents or similar kits for Genotyping), Assay Development, Primer design and Formatting useful for performing SNP-IT and/or performing the services described in the Genotyping Studies and the PoP Study.

      1.21. [*****]

      1.22. [*****]

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      1.23. "Primers" mean primers useful in Orchid's SNP-IT method or PCR primers or information to generate PCR primers. Primers shall include any Primers designed by Orchid in connection with its providing Formatting services or other services pursuant to its performance of [*****] the Genotyping Studies or for any other purposes pursuant to this Agreement.

      1.24. "Project SNPs" means a panel of up to [*****].

      1.25. "SNP" means single nucleotide polymorphism.

      1.26. "SNP Criteria" means the following information and specifications:
            [*****]

      1.27. "SNP-IT(TM)" means an assay based on Orchid's proprietary primer extension technology that identifies one and only one base position of a target nucleic acid

      1.28. "Successful Conversion" or "Successfully Converted" means the conversion into working assays of at least [*****] of the SNP sequences provided to Orchid pursuant to this Agreement, [*****]. Excluded from the calculation of Successful Conversion/Successfully Converted are (1) the [*****] genotypes utilized by Orchid for Formatting purposes, and (2) those SNPs that failed to convert as a result of a Non-Assay Failures.

2. SCOPE OF AGREEMENT.

      2.1. The parties will enter into [*****] a Collaboration to conduct the Genotyping Studies on the terms and conditions set forth herein, pursuant to which Orchid will provide AZ with up to [*****] during the term of this Agreement.

      2.2. AZ will pay to Orchid a total of not less than [*****] for the work to be performed by Orchid under [*****] the Genotyping Studies, consisting of an Access Fee and the annual payments described in
            Section 9. Orchid will provide AZ with additional services at any time during the term of this Agreement at AZ's request at the Orchid FTE Rate as provided in Section 11.

      2.3. Within fifteen (15) days of the Effective Date, AZ will pay to Orchid the total Access Fee.

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

3. JOINT STEERING COMMITTEE.

      3.1. The parties will establish a JSC composed of two representatives from each of Orchid and AZ, to be appointed by each party respectively within thirty (30) days of the Effective Date.

      3.2. Each party's representatives will serve at the discretion of such party and may be replaced at any time by such party.

      3.3.  Each party, by its representatives, will have one vote on the JSC.

      3.4. The JSC will review [*****], develop the protocols and timelines for the Genotyping Studies and otherwise coordinate the work to be conducted under the Collaboration. JSC will also be responsible for monitoring `quality performance' (to be defined by the JSC at a later point [*****]) throughout the collaboration

      3.5. The JSC will determine and submit to Orchid and AZ the work plans for the Collaboration including, without limitation, the protocols and timelines to be followed by the parties in the performance of the Genotyping Studies (including the parameters for performance of the Genotyping and the format of such parameters), together with the responsibilities of each party, where possible by the Collaboration Start Date (as defined in Section 5.1), or otherwise on an on-going basis.

      3.6. Orchid will provide the JSC with a schedule of the Orchid FTE Rate by the Collaboration Start Date. Such schedule will be incorporated into the JSC's work plans.

      3.7. The JSC may at any time during the term of the Agreement make modifications to the work plans that, in its reasonable discretion, it believes is necessitated by sound business or scientific reasons, provided that, the JSC may not, under any circumstances, modify the minimum or maximum number of genotypes, the amount of any payment (including the Access Fee) set forth herein or the Orchid FTE Rate.

      3.8. All work plans and any permitted modification thereto submitted by the JSC will be attached to this Agreement as Schedule B and made a part hereof.

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      3.9. The initial meeting of the JSC will occur at a site determined by Orchid no later than thirty (30) days after the Effective Date. Thereafter, during the term of this Agreement, the JSC will meet once in each three-month period or at such other periodic intervals as the JSC may determine is necessary or appropriate from time to time.

      3.10. After the initial meeting, the site of JSC meetings will alternate between the offices of AZ and Orchid (or any other site or by teleconference as mutually agreed upon by the JSC).

      3.11. The proceedings of all meetings of the JSC will be summarized in writing and sent to both parties. The party hosting the meeting will be responsible for the preparation and circulation of such summaries.

      3.12. Each party will bear all expenses of their respective JSC representatives related to their participation on the JSC and attendance at JSC meetings.

4. [*****]

      4.1.  [*****].

      4.2.  [*****].

      4.3.  [*****].

      4.4.  [*****].

      4.5.  [*****].

      4.6.  [*****].

      4.7.  [*****].

      4.8.  [*****].

      4.9.  [*****].

      a.    [*****].

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      4.13. [*****].

      4.14. [*****].

      4.15. [*****].

5. THE COLLABORATION.

      5.1. The Collaboration will commence on [*****] ("Collaboration Start Date") and be completed within the term of this Agreement.

      5.2. Notwithstanding the JSC's discretion to develop the work plans for the Collaboration, the parties agree that the objectives of the Collaboration will be as follows:

                  Year  1: [*****];

                  Year  2: [*****]; and

                  Year  3: [*****].

6. GENOTYPING STUDIES.

      6.1. AZ will select the Project SNPs and will provide to the JSC its criteria for the Genotyping Studies (i.e. which Project SNPs will be run on which DNA Samples) pursuant to the timelines and other criteria set forth by the JSC in a work plan to be provided by the JSC.

      6.2. AZ will provide Orchid with the relevant Project SNPs and the applicable DNA Samples no later than the date specified by the JSC in the work plans.

      6.3. AZ will (through the JSC) assist in augmenting the OB Database, including providing recommendations as to its composition.

      6.4 Orchid will use reasonable commercial efforts to perform the Genotyping Studies in accordance with the date(s) set forth in the work plans provided by the JSC,

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS
            provided that AZ makes all payments due hereunder. AZ recognizes, however, that Formatting and Genotyping involve a number of technologically complex steps and are dependent upon the quality of the submitted Project SNPs and DNA Samples. Accordingly, the time periods set forth by the JSC in the work plans for the completion of each step are approximate and subject to variation due to technological difficulties that may be encountered in the performance of the Genotyping Studies.

      6.5. Orchid will supply all raw materials, other than the AZ SNPS and the DNA Samples (all of which will be provided by AZ at its sole cost and expense), necessary to perform the Genotyping Studies, including reagents and Primers; provided, however, that Orchid may, in its sole discretion, use amplification primers provided by AZ to Orchid.

7. ASSAY DEVELOPMENT PHASE.

      7.1. The Assay Development phase of the Genotyping Studies will be performed only on the Project SNPs selected by AZ for such purpose in accordance with the JSC's work plans.

      7.2.  AZ will select the OB SNPs from the Orchid Database, [*****].

      7.3. In accordance with any timelines developed by the JSC, AZ will provide to Orchid at least [*****] AZ SNPs for the Assay Development phase of the Genotyping Studies and Orchid will perform Assay Development for each submitted AZ SNP to achieve Successful Conversion [*****].

      7.4. Orchid will use up to [*****] genotypes for conducting and validating the Assay Development phase of the Genotyping Studies.

8. GENOTYPING PHASE.

      8.1. Orchid will perform the Genotyping phase of the Genotyping Studies on submitted DNA Samples for SNPs that have been Successfully Converted to provide AZ with [*****] genotypes during the term of the Agreement, [*****].

      8.2.  [*****].

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      8.3.  [*****].

9. PAYMENTS.

      9.1. In addition to the Access Fee, AZ will pay Orchid a nonrefundable, noncreditable annual fee equal to [*****] on each of the first and second anniversaries of the Effective Date.

      9.2. The annual fees will be payable ([*****]) to Orchid by AZ as follows:

                  9.2.1. [*****];

                  9.2.2. [*****], and

                  9.2.3. [*****].

      9.3. All payments hereunder will be made by AZ in United States Dollars by wire transfer of funds to an account designated by Orchid or by delivery of an irrevocable cashier's check to Orchid. The following is wire transfer information for Orchid's bank:

                  Bank Name:     [*****]
                  Bank Address:  [*****]
                  ABA #:         [*****]
                  Account Name:  [*****]
                  Account #:     [*****]

10. RECORDS AND REPORTING OF RESULTS.

      10.1. Orchid will keep accurate and complete records during its performance of the Genotyping Studies in order to compile and provide to AZ the Assay Data.

      10.2. Orchid will provide AZ with the Assay Data in accordance with the timelines set forth by the JSC in the work plans.

      10.3. Notwithstanding the foregoing, Orchid will have no obligation to provide AZ with any Assay Data unless it has received from AZ payment of all of the then due

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS
            fees, other than the balance of the annual fee due pursuant to
            Section 9.2.

      10.4. Orchid will submit the Assay Data to AZ to the address and in the manner reasonably specified by the JSC to Orchid. AZ will select the courier service, if necessary, for the delivery of the Assay Data, and Orchid will pay for the courier service but will not be liable for any damages, loss or penalty for delay or failure in delivery caused by such service.

11. ADDITIONAL WORK.

      11.1. From time to time during the term of this Agreement, AZ may request, directly or through the JSC, (i) a modification, addition, supplement or other change in the work plan of the JSC or the services provided by Orchid hereunder, (ii) additional data including additional information concerning the Formatted SNP Data;
            (iii) additional Formatting, reports, Genotyping, consulting, presentations or other support (collectively, the "Additional Work"), none of which is covered by this Agreement.

      11.2. AZ will submit its request through the JSC. The JSC will, to the extent relevant and necessary, provide the timeline, protocols and other specifications for such Additional Work.

      11.3. Orchid will perform such Additional Work for AZ at the then prevailing Orchid FTE Rate. Orchid will submit an invoice for the total amount due for the Additional Work upon completion (unless otherwise defined by the JSC in an approved plan) and AZ will pay Orchid the amount invoiced within 30 days.

12. LIMITED OR NO LICENSE.

      12.1. Subject to clauses 16.1 and 16.2, AZ grants to Orchid a paid-up, royalty-free, worldwide, non-exclusive, non-sublicensable, non-assignable license to use the AZ SNPs and DNA Samples received from AZ under this Agreement solely for the purpose of performing [*****] the Genotyping Studies (including, without limitation, including AZ SNPs in the Orchid Database).

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      12.4. Subject to 16.1 and 16.2, no other license is intended or granted through delivery of the Project SNPs and DNA Samples.

      12.5. The performance of [*****] the Genotyping Studies for AZ by Orchid does not include or carry any right or license, express or implied, in or to any Orchid Technology.

      12.6. AZ acknowledges that Orchid commercializes Primers and Orchid Technology. AZ further acknowledges and agrees that Orchid intends, and is permitted, to sell and otherwise commercialize Primers and Orchid Technology (with no obligation to AZ) that may be generated (whether or not an invention) as a result of or in connection with the performance by Orchid of the Genotyping Studies. This paragraph
            12.5 survives any termination or expiration of this Agreement.

13. INTELLECTUAL PROPERTY.

      13.1 As between Orchid and AZ, Orchid has sole ownership of, and retains all right, title and interest to, the Orchid Technology.

      13.2 AZ has sole ownership of, and retains all right, title and interest to, the AZ SNPS, and Assay Data subject only to Orchid's limited license set forth in Section 12.1.

      13.3 Any intellectual property developed by AZ through the use of Assay Data will be the sole property of AZ.

14. REPRESENTATIONS AND WARRANTIES; DISCLAIMERS AND LIMITATIONS ON LIABILITY.

      14.1. OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SCHEDULES TO THIS AGREEMENT, ORCHID MAKES NO REPRESENTATIONS, GUARANTIES OR WARRANTIES, EXPRESS OR IMPLIED, TO AZ REGARDING THE RESULTS FROM ITS PERFORMANCE OF [*****] THE GENTOYPING STUDIES OR THE USE, OR THE RESULTS OF THE USE OF ANY ASSAY DATA, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

            NONE ARE CREATED, WHETHER UNDER THE UNIFORM COMMERCIAL CODE, CUSTOM OR USAGE IN THE INDUSTRY OR THE COURSE OF DEALINGS BETWEEN THE PARTIES.

      14.2. AZ REPRESENTS AND WARRANTS THAT ANY STATEMENTS HERETOFORE OR HEREAFTER MADE BY ORCHID OR ANY OF ITS REPRESENTATIVES RELATIVE TO THE USE OR THE RESULTS OF THE USE OR THE ASSAY DATA OR THE PERFORMANCE OF [*****] THE GENOTYPING STUDIES WILL ALWAYS BE INDEPENDENTLY VERIFIED BY AZ AND AZ AGREES THAT ITS ACCEPTANCE AND/OR USE OF SUCH STATEMENTS IS ENTIRELY AT ITS OWN RISK.

      14.3. ORCHID MAKES NO WARRANTY OR REPRESENTATION TO AZ THAT THE USE OF ANY ASSAY DATA OR ANY PRODUCT PRODUCED BY SUCH USE, WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE SECRET, OR OTHER PROPRIETARY RIGHT, FOREIGN OR DOMESTIC, OF ANY THIRD PARTY TO WHICH ORCHID HAS NOT OBTAINED RIGHTS.

      14.4. ORCHID WILL NOT BE LIABLE TO AZ OR ITS AFFILIATES, CUSTOMER'S SUCCESSORS OR ASSIGNS OR ANY THIRD PARTY WITH RESPECT TO ANY CLAIM FOR LOSS OF PROFITS, LOSS OR INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

      14.5. AZ represents to Orchid that: it is duly organized, validly existing and in good standing under the laws of England; it has the power and requisite authority to deliver the AZ SNPS and DNA Samples to Orchid pursuant to this Agreement; it has taken all actions necessary to secure all approvals required to be secured by it in connection with the transactions contemplated hereby; the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate and other action; this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; the execution, delivery and performance of this

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS
            agreement does not violate any agreement to which it is a party or by which it is bound or any law, order or decree applicable to it, or any provision of its charter documents or bylaws.

      14.6. Orchid represents to AZ that: it is duly organized, validly existing and in good standing under the laws of the State of Delaware; it has taken all actions necessary to secure all approvals required to be secured by it in connection with the transactions contemplated hereby; the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate and other action; this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; the execution, delivery and performance of this Agreement does not violate any agreement to which it is a party or by which it is bound or any law, order or decree applicable to it, or any provision of its charter documents or bylaws.

15. INDEMNIFICATION.

      15.1. Orchid agrees to indemnify, defend, and hold harmless AZ and its directors, officers, agents, employees, representatives and assigns, from and against all liabilities, damages, expenses and losses (including reasonable attorney fees and costs), arising out of the gross negligence or willful misconduct of Orchid, its employees or any third party acting on behalf or under authority of Orchid in the performance of this Agreement.

      15.2. Notwithstanding the foregoing, Orchid will not be liable to AZ or any of its successors or assigns, or to any third party with respect to any use of the Assay Data, or any loss, claim, damage or liability of any kind or nature which may arise from or in connection with the use of the Assay Data or any products resulting from such use; or for any claim for loss of profits, loss or interruption of business, or for indirect, special or consequential damages of any kind.

      15.3. AZ agrees to indemnify, defend and hold harmless Orchid, its Affiliates and their respective directors, officers, agents, employees, representatives, successors and assigns, from and against all liabilities, demands, damages, expenses and losses (including reasonable attorney fees and costs) and any actual or alleged act of patent infringement, contributory patent infringement, inducing patent infringement, or copyright infringement arising out of or resulting from (i) AZ's or any third party's use of the Assay Data,
            (ii) any products developed or made by

            AZ or any third party as a result of the use of the Assay Data, and
            (iii) AZ's delivery to Orchid of AZ SNPs and DNA Samples.

      15.4. A party seeking indemnification under this Agreement will give prompt written notice to the indemnifying party of the commencement of any action (and any prior claims relating to such action) for which the party seeks indemnification. An indemnifying party will have no liability or responsibility of any kind to the party seeking indemnification if it is not promptly notified and does not have adequate opportunity to defend. The indemnifying party will have sole control of the defense of the action and of all negotiations for its settlement or compromise.

      15.5. This section 15 survives any termination or expiration of this Agreement.

16. CONFIDENTIALITY.

      16.1. Orchid agrees that with respect to AZ SNPs that are not OB SNPs,SNPs independently provided to Orchid by any third party and/or SNPs of The SNP Consortium, Ltd., Orchid will not make such AZ SNPs available to any third party (whether through the Orchid Database or otherwise) and will treat such SNPs as Confidential Information for a period of 15 months from the First Use of such AZ SNP (the "Standstill Period"). Orchid may use public domain AZ SNPs for internal research purposes so long as the identification of such SNPs and the subsequent research into drug development and/or adverse drug reactions is independently derived (supportable and verified by documents) by Orchid and not derived from any information gained from AZ through this collaboration. Orchid will not make available to third parties any public domain AZ SNPs.

      16.2. Subsequent to the Standstill Period, any such AZ SNP may be used by Orchid and/or made available by Orchid to third parties, unless, prior to the expiration of the Standstill Period, AZ notifies Orchid in writing that it wishes to extend the Standstill Period and pays Orchid [*****] per SNP within 15 days of such notification. In such event, the Standstill Period will be extended indefinitely with respect to those selected AZ SNPs.

      16.3. Notwithstanding Sections 16.1 and 16.2, Orchid may perform any service or enter into any collaboration or research project with respect to a SNP submitted to

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

            Orchid by any third party after the Effective Date that is the same SNP as an AZ SNP.

      16.4. Orchid and AZ each agrees that it will keep confidential, and will cause its employees, consultants, Affiliates and licensees to keep confidential, and will not transfer or disclose to any third party, and will not use for any purpose other than the purposes contemplated by this Agreement, any Confidential Information of the other party.

      16.5. Each Receiving Party's nondisclosure obligation will not apply to information that is:

            16.5.1. already known to the Receiving Party at the time of its disclosure or communication, to the extent evidenced by written documentation;

            16.5.2. becomes published or otherwise part of the public domain through no fault of the Receiving Party;

            16.5.3. disclosed to the Receiving Party by any third party not under an obligation of confidentiality;

            16.5.4. required, by law, regulation or action of any governmental agency or authority, to be disclosed, provided the Receiving Party complies with Section 16.3 ; or

            16.5.5 disclosed by the Receiving Party with the prior written consent of the Disclosing Party.

            16.5.5  independently generated by the Receiving Rarty.

      16.6. If either party becomes legally compelled to disclose Confidential Information of the other, the Receiving Party will provide the Disclosing Party with prompt notice so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If in the absence of a protective order or the receipt of a waiver, the Receiving Party nevertheless is legally required to disclose Confidential Information of the other to any governmental authority or court of competent jurisdiction, or else stand liable for contempt or suffer other censure or penalty, the Receiving Party may disclose such Confidential Information, to the most protected and limited extent feasible, without liability under this Agreement.

      16.7. This Section 16 survives any termination or expiration of this Agreement.

17. TERM AND TERMINATION .

      17.1. Unless extended by mutual agreement, this Agreement will expire and terminate three (3) years after the Effective Date.

      17.2. Each party has the right to terminate this Agreement forthwith upon written notice to the other party if any proceeding is instituted by or against the other party seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, rearrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or taking any action to authorize any of the foregoing or similar actions. No assignee for the benefit of creditors, receiver, liquidator, sequestator, trustee in bankruptcy, sheriff or any other office of the court or official charged with taking over custody of AZ's assets or business will have any right to compel Orchid to continue the performance of this Agreement.

      17.3. [*****].

      17.4. [*****].

      17.5. Orchid has the right to terminate this Agreement if AZ fails to make any payment due and owing, or commits a breach of any other material provision of this Agreement and fails to make such payment or remedy such breach within sixty (60) days after receiving written notice of such default or breach.

      17.6 Upon termination of this Agreement for any reason, Orchid will promptly return to AZ any unused DNA Samples in its possession, but will have no obligation to complete any Formatting or other service on the AZ SNPS nor to compile and deliver any Assay Data not previously complied.

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

      17.7 On termination, AZ will have no further obligations for the payment of fees.

18. ANNOUNCEMENTS.

      18.1. AZ and Orchid will make public a joint press release in the form attached as Schedule D within ten (10) days of execution of the Effective Date.

19 PUBLICATIONS.

            AZ will be free to make scientific publication of the Assay Data.In such written publications where the use of Orchid technology is described, AZ will provide Orchid with drafts of the publications at least thirty (30) days prior to its submission or presentation, and accord Orchid with credit and/or right of co-authorship where appropriate. If the draft discloses any trade secrets or inventions of Orchid, AZ will delete such disclosures and delay publication up to 60 days to allow Orchid to draft and file patent applications on any disclosed patentable inventions prior to publication. This
            Section 19 survives any termination or expiration of this Agreement.

20. DISPUTE RESOLUTION.

      20.1. In the event the JSC is deadlocked with respect to any decision of the JSC, or in the event of any other controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement ("Dispute"), the Dispute will be submitted to the senior official of each party designated below for attempted resolution:

                  For Orchid: CEO

                  For AZ:Head of Global Enabling Science & Technology Group

      20.2 If the designated senior officials of each party are unable to resolve the Dispute within sixty (60) days after good faith negotiation, the dispute resolution provisions of Section 20.4 will apply, unless the dispute is related solely to a question of scientific interpretation or otherwise involves only scientific or technological issues [*****] ("Scientific Dispute"). In the event of a Scientific Dispute, the parties will resolve that matter through the use of an expedited mediation process, in which the parties first try to agree on a mutually acceptable scientist to serve as the mediator (failing mutual agreement on a single scientist, each party appoints a scientist not affiliated with such party and the two so selected pick a third unaffiliated scientist) within 30 days. The mediator(s) will review the disputed matter on an expedited basis (not to exceed 45 days), considering the relevant data, standards established by this Agreement, and any work plans. The decision of the mediator(s) will be binding on the parties.

      20.3. If the Dispute is not resolved by the designated senior officials of each party within 60 days in accordance with Section 20.2, or if such senior officials fail to meet within such time period, either party may seek arbitration under the rules of the American Arbitration Association ("AAA Rules") pursuant to Section 21.5.

      20.4. Whenever a party decides to institute arbitration proceedings, it will give written notice to that effect to the other party. The arbitration proceeding will be held in Delaware. The arbitration will be conducted before a single arbitrator mutually chosen by the parties, but if the parties have not agreed upon a single arbitrator within fifteen (15) days after notice of the institution of the arbitration proceeding, then the arbitration will be conducted by a panel of three arbitrators, one chosen by each party with the third chosen by the other two arbitrators. No arbitrator (nor the panel of arbitrators) will have the power to award punitive damages or any award of multiple damages under this Agreement and such awards are expressly prohibited. Decisions of the arbitrator(s) will be final and binding on the parties.

      20.5. Notwithstanding the foregoing, nothing in this Article 2 will be construed as limiting in any way the right of a party to seek injunctive, equitable or other relief from a court of competent jurisdiction. Both AZ and Orchid consent to the personal jurisdiction and venue of the United States District Court for the District of New Jersey; and such court will have exclusive jurisdiction over any Dispute. AZ and Orchid both further consent that any process or notice of motion or other application to the court or Judge thereof may be served outside the State of New

[*****] CONFIDENTIAL MATERIAL OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERICKS DENOTE SUCH OMISSIONS

            Jersey by registered or certified mail or by personal service, provided a reasonable period of time for appearance is allowed.

21. MISCELLANEOUS.

      21.1. Orchid, in its performance of this Agreement, may delegate its obligations or duties to one or more Affiliates, agent(s), subcontractors or licensees; provided that no such Affiliate, agent, subcontractor or licensee will have the right or authority to make any representation or warranty to AZ, or to assume or create any obligations with or for AZ, whether express or implied, on behalf or in the name of Orchid. In the event Orchid does delegate any obligation or duty to an Affiliates, agent(s), subcontractors or licensees, Orchid shall not be relieved of its responsibility for the terms of this agreement as it pertains to such delegated obligation or duty.

      21.2. This Agreement is binding upon and inures to the benefit of the heirs, successors and assigns of the parties hereto.

      21.3. The rights provided herein are personal to the parties and may not be assigned or otherwise transferred without the prior express written approval of the other party, except that either party may assign this Agreement to any Affiliate or any successor by merger or sale of substantially all of its business or assets to which this Agreement pertains, without any such consent. Any assignment in violation hereof is void. Notwithstanding the foregoing, Orchid agrees that AZ may terminate this Agreement immediately upon the merger or sale of substantially all of its business or assets to which this Agreement pertains to a direct competitor of AZ in the field of drug discovery.

      21.4. This Agreement will be governed by the laws of the State of New Jersey (excluding the principles of conflict of laws and the 1980 UN Convention on Contracts for the International Sale of Goods).

      21.5. In the event that either party is prevented from performing or is unable to perform any of its respective obligations under this Agreement due to any act of God, fire, casualty, flood, war, strike, lockout, failure of public utilities, injunction; or any act, exercise, assertion or requirement of governmental authority, epidemic, destruction of production facilities, riots, insurrection, inability to procure or use materials, labor, equipment, transportation or energy; or any other cause beyond the reasonable control of a party, such party will give notice to the other party in writing promptly, and if the affected party will have used its commercially reasonable best efforts to avoid such occurrence, its performance will thereafter be excused and the time for performance will be extended for the period of delay or inability to perform due to such occurrence.

      21.6. Any notice required or permitted under this Agreement will be deemed to have been sufficiently provided, and effective on the date of receipt, if sent by facsimile and either hand-delivered or sent by overnight express courier (e.g. Federal Express) and addressed to the receiving party at its respective address as follows:

                             If  to AZ:
                             AstraZeneca UK Limited
                             15 Stanhope Gate
                             London
                             W1K 1LN
                             United Kingdom

                             With a copy to:
                             AstraZeneca UK Limited
                             Alderley House, Alderley Park
                             Macclesfield, Cheshire
                             SK10 4TF
                             United Kingdom
                             Attn: Legal Department

                             If to Orchid:

                             Orchid BioSciences, Inc.
                             303 College Road East
                             Princeton, New Jersey 08540
                             Attention:  Kevin Nash, Esq.
                             With a copy to:

                             Kalow & Springut LLP
                             488 Madison Avenue
                             New York, New York 10022
                             Attention: David A. Kalow, Esq.

            or such other address as is provided pursuant to this Section.

      21.7. The relationship of Orchid and AZ under this Agreement is that of independent contractors. The provisions of this Agreement will not be construed to create between Orchid and AZ the relationship of principal and agent, joint venturers, co-partners or any other similar relationship, the existence of which is hereby denied by Orchid and AZ. Orchid is not an agent for AZ and AZ is not an agent for Orchid for any purpose whatsoever and each party has no right or authority to assume or create any obligations, express or implied, on behalf or in the name of the other party.

      21.8. Neither party will be liable in any way for any engagement, obligation, liability, contract, representation or warranty of the other party to or with any third party.

      21.9. If any provision of this Agreement is held to be invalid, illegal, unenforceable or void, such provision will be without effect on the validity, legality and enforceability of the remaining provisions or this Agreement as a whole. Both parties will endeavor to replace the invalid, illegal, unenforceable or void provision with a valid and enforceable one that in its equitable effect is most consistent with the prior provision.

     21.10. No amendment, variation, waiver or modification of any of the terms or provisions of this Agreement will be effected unless set forth in writing, specifically referencing this Agreement, and duly signed by an authorized officer of the party to be bound thereby.

     21.11. The section and paragraph headings and numbering are for convenience only and cannot have any effect on the interpretation or construction of this Agreement.

     21.12. Each party acknowledges and agrees that (i) this Agreement together with the attached Schedules constitutes the complete and exclusive understanding between the parties, which supersedes and merges all prior proposals, term sheets, understandings and all other agreements, oral and written, between the parties regarding the subject matter of this Agreement; and (ii) no party has relied on any representation not expressly set forth or referred to in this Agreement.

     21.13. This Agreement may be executed in two or more counterparts, all of which constitute one and the same legal instrument.

      21.14 Each Party acknowledges and agrees that: (i) its counsel reviewed and negotiated the terms and conditions of this Agreement and have contributed to its revision; (ii) it understands and agrees to be bound by the terms and conditions of this Agreement; (iii) the rule of construction to the effect that any ambiguities are resolved against the drafting party will not be employed in the interpretation of this Agreement; and (iv) the terms and provisions of this Agreement will be construed fairly as to all parties hereto and not in a favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

      21.15 AZ and Orchid agree to execute, acknowledge, and deliver such further instruments and do all other such acts as may be necessary or appropriate to effect the purpose and intent of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ASTRAZENECA UK LIMITED                            ORCHID BIOSCIENCES, INC.


By: /s/ Iain Ward                                 By: /s/ Donald R. Marvin
    -----------------------------                     --------------------------

Title: Authorized Signatory                      Title: SVP, COO & CFO
       --------------------------                       ------------------------

                                   SCHEDULE A

                               DNA Sample Criteria

 Include all specifications and other requirements for properly obtained samples

                                   SCHEDULE B

                        Workplans for Genotyping Studies

                                  (TBD by JSC)

                               cannot be included

                                   Schedule C

                              Sample Press Release


                                       26